As filed with the Securities and Exchange Commission on July 8, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21334

                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                  ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                  Neuberger Berman Income Opportunity Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                    1800 Massachusetts Avenue, N.W. 2nd Floor
                              Washington, DC 20036
                   (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

SEMI-ANNUAL REPORT
APRIL 30, 2005

NEUBERGER BERMAN
INCOME OPPORTUNITY
FUND INC.

                                     NEUBERGER BERMAN APRIL 30, 2005 (UNAUDITED)

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                   1

PORTFOLIO COMMENTARY/
PERFORMANCE HIGHLIGHTS                              2

SCHEDULE OF INVESTMENTS/
TOP TEN EQUITY HOLDINGS                             6

FINANCIAL STATEMENTS                               14

FINANCIAL HIGHLIGHTS/PER SHARE DATA                25

DIVIDEND REINVESTMENT PLAN                         27

DIRECTORY                                          29

PROXY VOTING POLICIES AND PROCEDURES               30

QUARTERLY PORTFOLIO SCHEDULE                       30

REPORT OF VOTES OF SHAREHOLDERS                    31



CHAIRMAN'S LETTER

DEAR SHAREHOLDER,

I am pleased to present to you this semi-annual report for the Neuberger Berman Income Opportunity Fund Inc., for the period ending April 30, 2005. The report includes portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the reporting period.

The Fund's investment objective is to provide high current income through a diversified portfolio of both real estate securities and high-yield bonds.

Portfolio Co-Manager Steven Brown manages the real estate portion of the Fund. His investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks real estate securities that are attractively priced relative to their historical growth rates and the valuation of other property sectors.

Portfolio Co-Manager Wayne Plewniak manages the high-yield bond portion of the Fund. His investment approach focuses on generating income and managing risk. He seeks to avoid the default and volatility risk associated with high-yield bonds by applying rigorous credit analysis to higher quality issues, and by emphasizing the intermediate range of the yield curve.

We believe that our conservative investing philosophy and disciplined investment process will benefit shareholders by providing attractive current income over the long term.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


/s/ PETER SUNDMAN

PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC.
"Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C)2005 Neuberger Berman Management Inc. All rights reserved.

INCOME OPPORTUNITY FUND INC. Portfolio Commentary

For the six months ending April 30, 2005, on a Net Asset Value (NAV) basis, the Neuberger Berman Income Opportunity Fund Inc. (AMEX: NOX) provided a 1.65% return.

The Fund pursues a primary objective of high current income by investing a portion of its assets in intermediate-term, high-yield corporate bonds with maturities of primarily ten years or less at the time of initial investment and another portion in real estate investment trust (REIT) securities, including REIT common stocks and REIT preferred shares.

We are particularly pleased with the Fund's performance in what has been a challenging environment for income-oriented securities. Concerns over the direction of interest rates continue to cloud the investment horizon, but we believe that the Fund's prospects remain strong as investors continue to search for higher yielding investments. During the six-month reporting period, the portfolio's allocation remained mostly unchanged. As of April 30, 2005, the Fund held 39.1% of its investments in REIT common stocks, 13.7% in REIT preferred stocks, 44.2% in bonds, 2.5% in cash and cash equivalents, and 0.5% in other securities.

REAL ESTATE INVESTMENT TRUST HOLDINGS

In our opinion, positive returns generated during the reporting period reflect the general strength of the REIT market and are an indication of continued investor interest and improving fundamentals for REIT securities. We believe that these positive trends will remain intact as investors continue to search for higher yielding securities in a rising, but still low interest rate environment. Commercial real estate fundamentals in particular have continued to improve, as evidenced by increasing rent and occupancy levels.

An emphasis on diversification across property sectors and geographic regions continues to enhance our ability to deliver consistent returns. The portfolio's position in the office sector provides a good example. Performance for this sector improved during the first four months of calendar 2005, reflecting the attractive valuation levels and dividend yields this property sector demonstrated at the beginning of the year. Since then, continued evidence of an improving leasing environment has positively affected valuations within the sector. We expect this trend to continue throughout the year.

During the six-month reporting period, the portfolio's REIT allocation also benefited from holdings in regional malls, hotels and self storage, but was hurt by its holdings in mixed asset REITs. We remain optimistic about performance for the portfolio's REIT holdings and currently expect to continue to emphasize office and apartment REITs.

Along with our conviction that real estate fundamentals should improve over the next 12 months, we also believe that merger and acquisition activity may accelerate. Many investors, ourselves included, believe that REITs are trading at a discount to their underlying real estate value. In our opinion, this discount, combined with the current accommodative borrowing environment, should lead to increased M&A activity. We believe that the portfolio's REIT holdings could also benefit from that development, thanks to our focus on buying REITs that trade at a discount to NAV.

The current economic environment is characterized by rising short-term interest rates, benign long-term interest rates and expected GDP growth of 3%. We believe, absent a recession, that REITs are on track for 8-9% earnings-per-share growth in calendar 2005 as demand for real estate continues to outstrip supply. The first quarter earnings season confirmed this trend. If there is continued evidence of earnings acceleration, it should benefit REIT share prices as we move through the year. We continue to seek companies with improving fundamentals, strong financial positions and opportunistic management teams.

HIGH-YIELD SECURITIES HOLDINGS

The high-yield segment of the bond market ended calendar 2004 on a reasonably strong note and held onto that strength until March of this year. In mid-February of 2005, the Treasury market began to more seriously consider inflation and interest rate risks, with the 10-Year Treasury moving from a yield range of 4.00-4.20% out to 4.6% in the wake of Federal Reserve Chairman Alan Greenspan's comment that he found the low rates on long-term bonds a "conundrum." Concerned investors began to fear that he might seek to push interest rates up more rapidly than expected. This movement was mostly absorbed by spread narrowing in the high-yield market.

In mid-March of 2005, General Motors revised expectations of cash flow from $2 billion to negative $2 billion, an announcement that focused investors on credit risk and accelerated expectations of a ratings downgrade of GM. Auto and auto related sectors were hit particularly hard, but tight spreads generally were increasingly viewed as inadequately pricing the risk in the marketplace. As a result, high-yield spreads widened about 125-135 basis points between the end of February and the end of April of this year, both because absolute yields began to rise, and because investors fled to the relative safety of U.S. Treasuries, pushing Treasury yields back to the 4.00-4.20% range.

The new issue market remained strong through mid-March, but the pace has slowed substantially since then. Quality companies that are financially strong and have solid reputations still have access to the credit markets, though riskier issues have found conditions more difficult, with some turning to the bank loan market for financing. In the early stages of market weakness, there is typically softness in the higher quality, shorter duration securities that we emphasize in our portfolios, because these bonds provide liquidity to the market. Historically, higher quality names have tended to outperform if market weakness continues.

Given the period's news, autos and auto parts were, not surprisingly, among the worst performing sectors in high yield, as were airlines that were hurt by continuing high fuel prices, and longer-maturity bonds in the homebuilding sector, as the Fed has continued interest rate actions. Continued high oil prices and concern that they will be an ongoing drag on economic growth negatively affected related areas of the market. Relative to the broader high-yield market, the Fund had less exposure to these underperforming sectors and no exposure to airlines. Other high-yield sectors generally performed within a range, with no standout performers on the upside or the downside.

Despite the difficult period, we are maintaining an optimistic, but cautious, outlook for the high-yield market. We believe that the recent disruptive environment provided an opportunity for reallocation within the market. We exited selected issues at what we deemed to be acceptable price levels and opportunistically acquired bonds we believed were temporarily mispriced relative to our estimation of their total return potential.

Sincerely,


              /s/ Steven R. Brown  /s/ Wayne C. Plewniak

                           STEVEN R. BROWN
                                 AND
                          WAYNE C. PLEWNIAK
                        PORTFOLIO CO-MANAGERS

INCOME OPPORTUNITY FUND

PERFORMANCE HIGHLIGHTS

                                                      SIX MONTH        AVERAGE ANNUAL TOTAL
NEUBERGER BERMAN                                   PERIOD ENDED      RETURN ENDED 4/30/2005
INCOME OPPORTUNITY FUND           INCEPTION DATE      4/30/2005   1 YEAR    SINCE INCEPTION
NAV (1),(3)                         06/24/2003             1.65%   18.48%             16.20%

PERFORMANCE HIGHLIGHTS

                                                      SIX MONTH        AVERAGE ANNUAL TOTAL
NEUBERGER BERMAN                                   PERIOD ENDED      RETURN ENDED 4/30/2005
INCOME OPPORTUNITY FUND           INCEPTION DATE      4/30/2005   1 YEAR    SINCE INCEPTION

MARKET PRICE (2),(3)                06/24/2003            (1.87%)  15.73%             5.26%

RATING DIVERSIFICATION
(% OF HIGH-YIELD BOND RATINGS)

AAA/Government/Government Agency           0.0%
AA                                         0.0
A                                          0.0
BBB                                        0.0
BB                                        18.8
B                                         42.0
CCC                                        3.3
CC                                         0.0
C                                          0.0
D                                          0.0
Not Rated                                  0.0
Short Term                                 1.2


INDUSTRY DIVERSIFICATION
(% OF EQUITY HOLDINGS)

Apartments                                13.1%
Commercial Services                        0.4
Community Centers                          4.3
Diversified                                7.0
Health Care                                7.8
Industrial                                 2.3
Lodging                                    3.8
Office                                    23.2
Office-Industrial                          4.4
Regional Malls                             7.8
Self Storage                               2.0
Specialty                                  0.5
Short-Term Investments                    15.5
Liabilities, less cash, receivables and
   other assets                          (57.40)


Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

         1.     Returns based on Net Asset Value ("NAV") of the Fund.

         2. Returns based on market price of Fund shares on the American Stock Exchange.

         3. Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

SCHEDULE OF INVESTMENTS Income Opportunity Fund Inc.

TOP TEN EQUITY HOLDINGS

     HOLDING                          %

 1   iStar Financial                4.6

 2   Apartment
     Investment &
     Management                     4.0

 3   Mid-America
     Apartment
     Communities                    3.7

 4   Glimcher
     Realty Trust                   3.2

 5   Health Care REIT               3.2

 6   Kilroy Realty                  3.0

 7   Brandywine
     Realty Trust                   2.6

 8   Pennsylvania REIT              2.6

 9   Gables Residential
     Trust                          2.4

10   Bedford Property
     Investors                      2.4


                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000'S OMITTED)
COMMON STOCKS (56.7%)

APARTMENTS (7.2%)
    73,000   Amli Residential
               Properties Trust                                  $         2,038
    66,000   Apartment Investment &
               Management                                                  2,516
    85,000   BNP Residential Properties                                    1,342
   185,300   Gables Residential Trust                                      6,791~
    66,500   Mid-America Apartment
               Communities                                                 2,542
    68,300   Post Properties                                               2,225
    94,500   Town & Country Trust                                          2,538~
                                                                 ---------------
                                                                          19,992

COMMUNITY CENTERS (4.0%)
   148,900   Heritage Property
               Investment Trust                                            4,586
   151,000   New Plan Excel Realty Trust                                   3,897~
   122,000   Tanger Factory Outlet Centers                                 2,826
                                                                 ---------------
                                                                          11,309

DIVERSIFIED (3.5%)
   152,100   Colonial Properties Trust                                     5,878~
    89,200   iStar Financial                                               3,554
    25,400   Spirit Finance                                                  263~
                                                                 ---------------
                                                                           9,695

HEALTH CARE (7.0%)
    88,000   Health Care Property Investors                                2,256
   247,802   Health Care REIT                                              8,301~
    75,600   Healthcare Realty Trust                                       2,919
   134,300   Nationwide Health Properties                                  2,878
   119,700   Ventas, Inc.                                                  3,230
                                                                 ---------------
                                                                          19,584

INDUSTRIAL (2.3%)
    61,400   EastGroup Properties                                          2,303
   105,100   First Industrial Realty Trust                                 4,015~
                                                                 ---------------
                                                                           6,318

LODGING (1.2%)
    82,000   Hospitality Properties Trust                                  3,426

OFFICE (21.8%)
   164,200   Arden Realty                                                  5,860
   254,900   Brandywine Realty Trust                                       7,214
   125,300   CarrAmerica Realty                                            4,140
   137,800   Equity Office Properties Trust                                4,337~
    22,400   Glenborough Realty Trust                                        460
   148,900   Highwoods Properties                                          4,188
   270,000   HRPT Properties Trust                                         3,172
   154,700   Kilroy Realty                                                 6,750
   114,000   Mack-Cali Realty                                              5,015
   234,500   Maguire Properties                                            5,980
   181,000   Prentiss Properties Trust                           $         6,013~
   169,000   Reckson Associates Realty                                     5,450~
   120,200   Trizec Properties                                             2,403~
                                                                 ---------------
                                                                          60,982

OFFICE--INDUSTRIAL (3.2%)
   192,500   Bedford Property Investors                                    4,098
   120,000   Liberty Property Trust                                        4,780
                                                                 ---------------
                                                                           8,878

REGIONAL MALLS (4.5%)
   257,000   Glimcher Realty Trust                                         6,469~
   143,000   Pennsylvania REIT                                             6,027
                                                                 ---------------
                                                                          12,496

SELF STORAGE (2.0%)
     2,700   Public Storage,
               Depositary Shares                                              76
   127,500   Sovran Self Storage                                           5,451
                                                                 ---------------
                                                                           5,527

TOTAL COMMON STOCKS
(COST $127,610)                                                          158,207
                                                                 ---------------
PREFERRED STOCKS (19.9%)

APARTMENTS (5.9%)
   300,000   Apartment Investment &
               Management, Ser. R                                          7,971
    12,400   Apartment Investment &
               Management, Ser. T                                            314
    10,000   Apartment Investment &
               Management, Ser. U                                            249~
   302,200   Mid-America Apartment
               Communities, Ser. H                                         7,895
                                                                 ---------------
                                                                          16,429

COMMERCIAL SERVICES (0.4%)
    20,000   Anthracite Capital, Ser. C                                      520
    20,000   Newcastle Investment, Ser. B                                    544
                                                                 ---------------
                                                                           1,064

COMMUNITY CENTERS (0.3%)
    20,000   Cedar Shopping Centers, Ser. A                                  529
    12,000   Developers Diversified Realty,
               Ser. I                                                        309~
                                                                 ---------------
                                                                             838

DIVERSIFIED (3.5%)
    18,400   Crescent Real Estate Equities,
               Ser. B                                                        486
   200,000   iStar Financial, Ser. E                                       5,138
   160,000   iStar Financial, Ser. F                                       4,122~
                                                                 ---------------
                                                                           9,746

                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000'S OMITTED)
HEALTH CARE (0.8%)
    25,000   Health Care REIT, Ser. D                            $           638
    18,200   LTC Properties, Ser. E                                          669
    34,000   LTC Properties, Ser. F                                          878
                                                                 ---------------
                                                                           2,185

LODGING (2.6%)
   182,000   Equity Inns, Ser. B                                           4,812
    16,000   Host Marriott, Ser. E                                           433
    77,500   LaSalle Hotel Properties,
               Ser. B                                                      2,089
                                                                 ---------------
                                                                           7,334

OFFICE (1.4%)
    60,000   CRT Properties, Ser. A                                        1,568
    25,878   Glenborough Realty Trust,
               Ser. A                                                        663~
    60,000   Kilroy Realty, Ser. E                                         1,515
     6,800   SL Green Realty, Ser. D                                         173
                                                                 ---------------
                                                                           3,919

OFFICE--INDUSTRIAL (1.2%)
    50,000   Bedford Property Investors,
               Ser. A                                                      2,478**
    25,000   Digital Realty Trust, Ser. A                                    659
     8,000   PS Business Parks, Ser. K                                       210
                                                                 ---------------
                                                                           3,347

REGIONAL MALLS (3.3%)
    60,000   Glimcher Realty Trust, Ser. F                                 1,569
    38,000   Glimcher Realty Trust, Ser. G                                   966
    80,000   Mills Corp., Ser. B                                           2,107
   131,400   Mills Corp., Ser. E                                           3,473
    19,800   Pennsylvania REIT, Ser. A                                     1,169
                                                                 ---------------
                                                                           9,284

SPECIALTY (0.5%)
     8,000   Capital Automotive REIT,
               Ser. B                                                        204
    40,000   Entertainment Properties
               Trust, Ser. A                                               1,079
                                                                 ---------------
                                                                           1,283

TOTAL PREFERRED STOCKS
(COST $53,947)                                                            55,429
                                                                 ---------------

PRINCIPAL AMOUNT                                                                     RATING                   VALUE +
(000'S OMITTED)                                                                  MOODY'S    S&P     (000'S OMITTED)
CORPORATE DEBT SECURITIES (63.5%)
  $  1,250   Abitibi-Consolidated Inc., Notes, 8.55%, due 8/1/10                   Ba3     BB-      $         1,203
     3,000   AES Corp., Senior Secured Notes, 9.00%, due 5/15/15                   Ba3      B+                3,270**
     1,833   Allied Waste North America, Inc., Guaranteed
             Senior Secured Notes, Ser. B, 9.25%, due 9/1/12                       B2      BB-                1,934
     1,250   Allied Waste North America, Inc., Senior Notes,
             7.25%, due 3/15/15                                                    B2      BB-                1,137**
     1,500   American Achievement Corp., Senior Subordinated
             Notes, 8.25%, due 4/1/12                                              B3       B-                1,541
     2,000   American Tower Corp., Senior Notes, 7.50%, due 5/1/12                 B3      CCC                2,030~
     1,500   Amerigas Partners L.P., Senior Unsecured Notes, 7.25%,
             due 5/20/15                                                           B2      BB-                1,500**@@
     2,000   Arch Western Finance, Senior Notes, 6.75%, due 7/1/13                 Ba3      BB                2,005
     1,250   Armor Holdings, Inc., Senior Subordinated Notes, 8.25%,
             due 8/15/13                                                           B1       B+                1,325
     1,500   AT&T Corp., Medium-Term Notes, 8.35%, due 5/15/25                     Ba1     BB+                1,560
     2,000   Aviall, Inc., Senior Notes, 7.63%, due 7/1/11                         B1       BB                2,050
     1,750   BCP Crystal Holdings Corp., Senior Subordinated Notes, 9.63%,
             due 6/15/14                                                           B3       B-                1,929
     1,825   Boise Cascade LLC, Senior Subordinated Notes, 7.13%,
             due 10/15/14                                                          B2       B+                1,734**
     2,000   Bombardier Recreational Products, Senior Subordinated Notes,
             8.38%, due 12/15/13                                                   B3       B-                2,090
     1,000   Bowater Canada Finance, Guaranteed Notes, 7.95%,
             due 11/15/11                                                          Ba3      BB                  990
     1,000   Buckeye Technologies, Inc., Senior Subordinated Notes,
             8.00%, due 10/15/10                                                  Caa1      B                   980
     1,750   Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11               Ba3     BB-                1,785**
     2,500   Charter Communications Operating LLC, Senior Notes,
             8.38%, due 4/30/14                                                    B2       B-                2,400**
     1,500   Chiquita Brands International, Senior Notes, 7.50%,
             due 11/1/14                                                           B3       B-                1,373
     2,375   CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                     B1       B+                2,440
     1,000   Compass Minerals Group, Inc., Senior Subordinated Notes,
             10.00%, due 8/15/11                                                   B3       B-                1,090
     1,000   Constellation Brands, Inc., Guaranteed Senior Subordinated
             Notes, Ser. B, 8.13%, due 1/15/12                                     Ba3      B+                1,025
     1,000   Crescent Real Estate Equities, Notes, 7.50%, due 9/15/07              B1       B                 1,009
     2,500   CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09          B1      BB-                2,562
     1,000   Davita, Inc., Senior Subordinated Notes, 7.25%, due 3/15/15           B3       B                   973**
     2,125   Dole Foods Co., Inc., Debentures, 8.75%, due 7/15/13                  B2       B+                2,252
     1,250   Dresser, Inc., Guaranteed Notes, 9.38%, due 4/15/11                   B2       B                 1,306
     2,000   Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11               B1       B+                2,260
     2,000   Entravision Communications Corp., Guaranteed Notes, 8.13%,
             due 3/15/09                                                           B3       B-                2,060
     1,500   ERICO International Corp., Senior Subordinated Notes, 8.88%,
             due 3/1/12                                                            B3       B-                1,515
     2,000   Ferrellgas Partners L.P., Senior Notes, 8.75%, due 6/15/12            B2       B-                2,020
       500   Fisher Scientific International, Inc., Senior Subordinated Notes,
             8.00%, due 9/1/13                                                     Ba3     BB+                  538
     2,000   Forest Oil Corp., Guaranteed Senior Notes, 7.75%, due 5/1/14          Ba3     BB-                2,090
     2,000   Freescale Semiconductor, Senior Notes, 7.13%, due 7/15/14             Ba2     BB+                2,080
     2,000   Gaylord Entertainment Co., Senior Notes, 6.75%, due 11/15/14          B3       B-                1,850**

PRINCIPAL AMOUNT                                                                     RATING                   VALUE +
(000'S OMITTED)                                                                  MOODY'S    S&P     (000'S OMITTED)
  $    500   General Motors Acceptance Corp., Floating Rate Notes,
             4.05%, due 1/16/07                                                   Baa2      BB      $           478
     1,000   General Motors Acceptance Corp., Notes, 5.63%, due 5/15/09           Baa2      BB                  905
     2,500   Graham Packaging Co., Subordinated Notes, 9.88%, due 10/15/14        Caa2     CCC+               2,387**
     2,000   Grant Prideco, Inc., Senior Notes, 9.00%, due 12/15/09                Ba3     BB-                2,180
     2,000   GulfMark Offshore, Inc., Senior Notes, 7.75%, due 7/15/14             B2      BB-                2,020**
     1,000   Hanover Equipment Trust 2001 B, Senior Secured Notes, Ser. B,
             8.75%, due 9/1/11                                                     B2       B+                1,049
     2,500   Hines Nurseries, Inc., Guaranteed Notes, 10.25%, due 10/1/11          B3       B                 2,625@@@
     1,775   Host Marriott L.P., Senior Notes, 7.00%, due 8/15/12                  Ba3      B+                1,793
     1,125   Host Marriott L.P., Senior Notes, 7.13%, due 11/1/13                  Ba3      B+                1,139
     3,000   Houghton Mifflin Co., Senior Subordinated Notes, 9.88%,
             due 2/1/13                                                           Caa1      B-                3,030~
     2,000   Invista, Notes, 9.25%, due 5/1/12                                    Caa1      B+                2,132**
     3,000   Iron Mountain, Inc., Guaranteed Senior Subordinated Notes,
             8.63%, due 4/1/13                                                    Caa1      B                 3,007
     1,162   Jafra Cosmetics, Senior Subordinated Notes, 10.75%,
             due 5/15/11                                                           B3       B-                1,307
     3,000   Jean Coutu Group (PJC), Inc., Senior Subordinated Notes,
             8.50%, due 8/1/14                                                     B3       B                 2,827~
     1,000   Jefferson Smurfit Corp., Guaranteed Senior Notes, 8.25%,
             due 10/1/12                                                           B2       B                   980
     1,000   K&F Acquisition Inc., Senior Subordinated Notes, 7.75%,
             due 11/15/14                                                         Caa1      B-                  980**
     2,000   Knowledge Learning Corp., Guaranteed Notes, 7.75%,
             due 2/1/15                                                            B3       B-                1,900**
     2,000   Lamar Media Corp., Guaranteed Notes, 7.25%, due
             1/1/13                                                                Ba3      B                 2,060
     2,000   Landry's Restaurants Inc., Senior Notes, 7.50%,
             due 12/15/14                                                          B2       B                 1,860**
     1,000   LIN Television Corp., Senior Subordinated Notes, 6.50%,
             due 5/15/13                                                           B1       B                   957
       500   LIN Television Corp., Senior Subordinated Notes, 6.50%,
             due 5/15/13                                                           B1       B                   479**
     1,500   Lyondell Chemical Co., Guaranteed Senior Notes, 9.50%,
             due 12/15/08                                                          B1      BB-                1,599
     1,500   Lyondell Chemical Co., Guaranteed Senior Notes, 10.50%,
             due 6/1/13                                                            B1      BB-                1,729
     1,250   Meritor Automotive, Inc., Notes, 6.80%, due 2/15/09                   Ba1     BB+                1,153
     2,000   MGM Mirage, Inc., Guaranteed Notes, 6.00%, due 10/1/09                Ba2      BB                1,973
     3,000   Midwest Generation LLC, Secured Notes, 8.75%,
             due 5/1/34                                                            B1       B                 3,270
     1,500   Mohegan Tribal Gaming, Senior Subordinated Notes, 6.38%,
             due 7/15/09                                                           Ba3      B+                1,496
     1,000   Moog Inc., Senior Subordinated Notes, 6.25%,
             due 1/15/15                                                           Ba3      B+                  990
     1,000   MSW Energy Holdings LLC, Senior Secured Notes, Ser. B, 8.50%,
             due 9/1/10                                                            Ba3      BB                1,030
     2,000   Mueller Group, Inc., Senior Subordinated Notes, 10.00%,
             due 5/1/12                                                           Caa1      B-                2,150
     3,000   Nalco Co., Senior Subordinated Notes, 8.88%, due 11/15/13            Caa1      B-                3,075
     2,000   Navistar International Corp., Senior Notes, 7.50%,
             due 6/15/11                                                           Ba3     BB-                1,890
     1,500   Nevada Power Co., Notes, Ser. E, 10.88%, due
             10/15/09                                                              Ba2                        1,665
       750   Noble Group, Ltd., Senior Notes, 6.63%, due
             3/17/15                                                               Ba1     BB+                  669**

PRINCIPAL AMOUNT                                                                     RATING                   VALUE +
(000'S OMITTED)                                                                  MOODY'S    S&P     (000'S OMITTED)
  $  2,000   Norske Skog Canada, Ltd., Guaranteed Senior Notes, Ser. D,
             8.63%, due 6/15/11                                                    Ba3     BB-      $         2,040
     1,500   Novelis, Inc., Senior Notes, 7.25%, due 2/15/15                       B1       B                 1,451**
     2,225   NRG Energy, Inc., Secured Notes, 8.00%, due
             12/15/13                                                              B1       B                 2,247**
     1,750   NTK Holdings, Inc., Senior Discount Notes,
             10.75%, due 3/1/14                                                   Caa2     CCC+                 875**
     2,000   Owens-Brockway Glass Container, Inc., Senior Notes, 8.25%,
             due 5/15/13                                                           B2       B                 2,120
     2,000   Perry Ellis International, Inc., Senior Subordinated Notes, Ser. B,
             8.88%, due 9/15/13                                                    B3       B-                2,030
     1,500   Pilgrims Pride Corp., Senior Subordinated Notes, 9.25%,
             due 11/15/13                                                          Ba3      B+                1,673
     1,500   Ply Gem Industries, Inc., Senior Subordinated Notes,
             9.00%, due 2/15/12                                                    B3       B-                1,298~
     1,875   PSE&G Energy Holdings, Notes, 7.75%, due 4/16/07                      Ba3     BB-                1,922
     2,750   Reliant Energy Inc., Secured Notes, 6.75%, due
             12/15/14                                                              B1       B+                2,434
     1,500   Rogers Cable, Inc., Secured Notes, 5.50%, due
             3/15/14                                                               Ba3     BB+                1,328
     2,000   Rogers Wireless, Inc., Senior Subordinated Notes, 8.00%,
             due 12/15/12                                                          B2       B+                2,050~
     2,000   Salem Communications, Guaranteed Notes, 7.75%, due 12/15/10           B2       B-                2,050
     2,000   Select Medical Corp., Senior Subordinated Notes, 7.63%,
             due 2/1/15                                                            B3       B-                1,965**
     2,000   Sequa Corp., Senior Notes, Ser. B, 8.88%, due
             4/1/08                                                                B1      BB-                2,060
     1,500   Smithfield Foods, Inc., Senior Notes, 7.00%,
             due 8/1/11                                                            Ba2      BB                1,534
       500   Southern Natural Gas, Notes, 8.88%, due 3/15/10                       B1       B-                  543
     1,000   Southern Star Central Corp., Senior Secured Notes,
             8.50%, due 8/1/10                                                     B1       B+                1,070
     2,000   Spanish Broadcasting System, Inc., Guaranteed Senior Notes,
             9.63%, due 11/1/09                                                   Caa1     CCC+               2,093
     1,750   Stena AB, Senior Notes, 9.63%, due 12/1/12                            Ba3     BB-                1,894
     1,000   Stone Container Corp., Senior Notes, 9.75%, due
             2/1/11                                                                B2       B                 1,048
     1,000   Suburban Propane Partners L.P., Senior Notes, 6.88%,
             due 12/15/13                                                          B1       B                   960
     1,250   Tembec Industries, Inc., Guaranteed Notes, 8.63%,
             due 6/30/09                                                           B2       B                 1,006~
     1,175   Tembec Industries, Inc., Guaranteed Senior Notes, 8.50%,
             due 2/1/11                                                            B2       B                   899
     1,500   Tenet Healthcare Corp., Senior Notes, 9.25%,
             due 2/1/15                                                            B3       B                 1,500**
     1,750   Toll Corp., Senior Subordinated Notes, 8.25%,
             due 12/1/11                                                           Ba2     BB+                1,870
     1,000   Vintage Petroleum, Inc., Senior Notes, 8.25%,
             due 5/1/12                                                            Ba3     BB-                1,078
     2,000   Vitro Envases Norteamerica, Senior Secured Notes,
             10.75%, due 7/23/11                                                   B2       B                 1,950**
     2,125   Vought Aircraft Industries, Inc., Senior Notes, 8.00%,
             due 7/15/11                                                           B2       B-                2,019
     2,000   VWR International, Inc., Senior Subordinated Notes,
             8.00%, due 4/15/14                                                   Caa1      B-                1,860
     1,000   Warnaco, Inc., Senior Notes, 8.88%, due 6/15/13                       B1       B                 1,080
     1,500   Warner Music Group, Senior Subordinated Notes, 7.38%,
             due 4/15/14                                                           B3       B-                1,500
     2,000   William Lyon Homes, Senior Notes, 7.63%, due
             12/15/12                                                              B2       B                 1,830
     3,000   Williams Cos., Inc., Notes, 7.63%, due 7/15/19                        B1       B+                3,217
     2,000   XM Satellite Radio, Inc., Floating Rate Secured
             Notes, 8.24%, due 5/1/09                                             Caa1     CCC+               2,020
                                                                                                    ---------------
             TOTAL CORPORATE DEBT SECURITIES (COST $180,207)                                                177,204
                                                                                                    ---------------

PRINCIPAL AMOUNT                                                                       RATING                VALUE+
(000'S OMITTED)                                                                  MOODY'S    S&P     (000'S OMITTED)

CONVERTIBLE BONDS (0.6%)
  $  2,000   Nortel Networks Corp., Notes, 4.25%, due 9/1/08
             (COST $1,923)                                                         B3       B-      $         1,807
                                                                                                    ---------------
REPURCHASE AGREEMENTS (1.2%)
     3,450   State Street Bank and Trust Co. Repurchase
             Agreement, 2.60%, due 5/2/05, dated 4/29/05, Maturity
             Value $3,450,748, Collateralized by $3,540,000 U.S.
             Treasury Notes, 3.13%, due 5/15/07 (Collateral Value
             $3,557,700) (COST $3,450)                                                                        3,450#
                                                                                                    ---------------
SHORT-TERM INVESTMENTS (15.5%)
     2,274   Neuberger Berman Prime Money Fund Trust Class                                                    2,274@
    40,871   Neuberger Berman Securities Lending Quality Fund, LLC                                           40,871++
                                                                                                    ---------------
             TOTAL SHORT-TERM INVESTMENTS (COST $43,145)                                                     43,145#
                                                                                                    ---------------

NUMBER OF SHARES

WARRANTS (0.0%)
         9   Reliant Resources, Inc. (COST $0)                                                                   --*
                                                                                                    ---------------
             TOTAL INVESTMENTS (157.4%) (COST $410,282)                                                     439,242##
             Liabilities, less cash, receivables and other
             assets [(12.4%)]                                                                               (34,739)
             Liquidation Value of Auction Preferred Shares [(45.0%)]                                       (125,500)
                                                                                                    ---------------
             TOTAL NET ASSETS APPLICABLE TO COMMON
             SHAREHOLDERS (100.0%)                                                                  $       279,003
                                                                                                    ---------------

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Income Opportunity Fund Inc. (the "Fund") are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the Board of Directors of the Fund (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At April 30, 2005, the cost of investments for U.S. Federal income tax purposes was $410,282,000. Gross unrealized appreciation of investments was $35,972,000 and gross unrealized depreciation of investments was $7,012,000, resulting in net unrealized appreciation of $28,960,000, based on cost for U.S. Federal income tax purposes.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

*    Non-income producing security.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At April 30, 2005, these securities amounted to $39,542,000 or 14.2% of net assets applicable to common shareholders.

@@ Security purchased on a when-issued basis. At April 30, 2005, these securities amounted to $1,500,000.

@@@ All or a portion of this security is segregated as collateral for when-issued purchase commitments and/or as collateral for interest rate swap contracts.

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

~ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                                                 INCOME OPPORTUNITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                                       FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                              $    396,097
     Affiliated issuers                                                                                      43,145
-------------------------------------------------------------------------------------------------------------------
                                                                                                            439,242
     Cash                                                                                                        10
     Dividends and interest receivable                                                                        4,812
     Receivable for securities sold                                                                           4,879
     Interest rate swaps, at market value (Note A)                                                            1,199
     Prepaid expenses and other assets                                                                           28
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                450,170
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                                    40,871
     Dividends payable--preferred shares                                                                         32
     Dividends payable--common shares                                                                           239
     Payable for securities purchased                                                                         4,217
     Payable to investment manager--net (Notes A & B)                                                           112
     Payable to administrator (Note B)                                                                           80
     Accrued expenses and other payables                                                                        116
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                            45,667
-------------------------------------------------------------------------------------------------------------------
AUCTION PREFERRED SHARES SERIES A & B AT LIQUIDATION VALUE
     6,000 shares authorized; 5,020 shares issued and outstanding;
     $.0001 par value; $25,000 liquidation value per share (Note A)                                         125,500
-------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                                  $    279,003
-------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
     Paid-in capital--common shares                                                                    $    251,537
     Distributions in excess of net investment income                                                       (13,298)
     Accumulated net realized gains (losses) on investments                                                  10,635
     Net unrealized appreciation (depreciation) in value of investments                                      30,129
-------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                                  $    279,003
-------------------------------------------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING ($.0001 par value; 999,994,000 shares authorized)                                  17,724
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                                           $      15.74
-------------------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE                                                                   $     39,537
-------------------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                              $    367,137
     Affiliated issuers                                                                                      43,145
-------------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                              $    410,282
-------------------------------------------------------------------------------------------------------------------

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                                                 INCOME OPPORTUNITY
(000'S OMITTED)                                                                                                FUND
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                                  $      2,738
Interest income--unaffilated issuers                                                                          7,230
Income from securities loaned--affiliated issuer (Note E)                                                        25
Income from investments in affiliated issuers (Note E)                                                           10
-------------------------------------------------------------------------------------------------------------------
Total income                                                                                                 10,003
-------------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment management fee (Notes A & B)                                                                       1,238
Administration fee (Note B)                                                                                     516
Auction agent fees (Note B)                                                                                     170
Audit fees                                                                                                       21
Basic maintenance expense (Note B)                                                                               12
Custodian fees (Note B)                                                                                          91
Directors' fees and expenses                                                                                     12
Insurance expense                                                                                                 6
Legal fees                                                                                                       33
Shareholder reports                                                                                              34
Stock exchange listing fees                                                                                       5
Stock transfer agent fees                                                                                        17
Miscellaneous                                                                                                     3
-------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                2,158

Investment management fee waived (Notes A & B)                                                                 (516)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)                  (3)
-------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                            1,639
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                         8,364
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                                 5,644
       Interest rate swap contracts                                                                            (552)
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                                   (10,851)
       Interest rate swap contracts                                                                           2,002
       ------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                               (3,757)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
       Net investment income                                                                                 (1,571)
       ------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS      $      3,036
-------------------------------------------------------------------------------------------------------------------

                                     NEUBERGER BERMAN APRIL 30, 2005 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         INCOME OPPORTUNITY FUND
                                                                                                       ---------------------------
                                                                                                         SIX MONTHS
                                                                                                              ENDED           YEAR
                                                                                                          APRIL 30,          ENDED
NEUBERGER BERMAN                                                                                               2005    OCTOBER 31,
(000'S OMITTED)                                                                                          (UNAUDITED)          2004
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                                           $      8,364   $     22,443
Net realized gain (loss) on investments                                                                       5,092          7,369
Change in net unrealized appreciation (depreciation) of investments                                          (8,849)        29,469

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                                        (1,571)        (1,511)
Net realized gain on investments                                                                                 --           (224)
Total distributions to preferred shareholders                                                                (1,571)        (1,735)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to common shareholders resulting from operations             3,036         57,546
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                                       (19,852)       (19,678)
Net realized gain on investments                                                                                 --         (2,920)
Total distributions to common shareholders                                                                  (19,852)       (22,598)
----------------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
Preferred shares offering costs                                                                                  --             53
----------------------------------------------------------------------------------------------------------------------------------
Total net proceeds from capital share transactions                                                               --             53
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                     (16,816)        35,001

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                                                         295,819        260,818
----------------------------------------------------------------------------------------------------------------------------------
End of period                                                                                          $    279,003   $    295,819
----------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period                                      $    (13,298)  $       (239)
----------------------------------------------------------------------------------------------------------------------------------

                                     NEUBERGER BERMAN APRIL 30, 2005 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Income Opportunity Fund Inc.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Income Opportunity Fund Inc. (the "Fund") was organized as a Maryland corporation on April 17, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2004, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings, amortization of bond premium, and income recognized on interest rate swaps were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the year ended October 31, 2004 and the period ended October 31, 2003 was as follows:

                                                 DISTRIBUTIONS PAID FROM:
                                                      LONG-TERM             TAX RETURN
                    ORDINARY INCOME                CAPITAL GAIN             OF CAPITAL                  TOTAL
             2004              2003       2004             2003      2004         2003            2004           2003
     $ 24,332,882       $ 5,506,297   $     --       $  182,404   $    --   $  102,939   $  24,332,882   $  5,791,640

     As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

     UNDISTRIBUTED    UNDISTRIBUTED        UNREALIZED             LOSS
          ORDINARY        LONG-TERM      APPRECIATION    CARRYFORWARDS
            INCOME             GAIN    (DEPRECIATION)    AND DEFERRALS            TOTAL
     $   4,797,620    $   1,095,747    $   38,658,796    $          --    $  44,552,163

     The difference between book and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, wash sales, amortization of bond premium, and income recognized on interest rate swaps.

5 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, and distributions paid on preferred shares. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2005 will be reported to Fund shareholders on IRS Form 1099. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Dividends and distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2004, the Fund estimated these amounts within the financial statements since the information was not available from the REITs until after the Fund's fiscal year end. At April 30, 2005, the Fund estimated these amounts for the period January 1, 2005 through April 30, 2005 within the financial statements since the 2005 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2004, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099 received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year. After calendar year-end, when the Fund learns the nature of the distributions paid by the REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099.

     On March 30, 2005, the Fund declared two monthly distributions to common shareholders in the amount of $0.10625 per share per month, payable after the close of the reporting period, on May 31, 2005 and June 30, 2005, to shareholders of record on May 13, 2005 and June 13, 2005, respectively, with ex-dividend dates of May 11, 2005 and June 9, 2005, respectively.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On June 5, 2003, the Fund re-classified 6,000 unissued shares of capital stock as Series A Auction Preferred Shares and Series B Auction Preferred Shares ("Preferred Shares"). On September 26, 2003, the Fund issued 2,510 Series A Auction Preferred Shares and 2,510 Series B Auction Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. For the six months ended April 30, 2005, distribution rates ranged from 1.90% to 3.40% for Series A and 1.90% to 3.36% for Series B Auction Preferred Shares. The Fund declared distributions to preferred shareholders for the period May 1, 2005 to May 31, 2005 of $165,807 and $165,287 for Series A and Series B Auction Preferred Shares, respectively.

     The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2005, the Fund had outstanding interest rate swap contracts as follows:

                                                               RATE TYPE
                                                      -------------------------
                                                      FIXED-RATE  VARIABLE-RATE        ACCRUED
                                                        PAYMENTS       PAYMENTS   NET INTEREST      UNREALIZED        TOTAL
     SWAP                 NOTIONAL                       MADE BY    RECEIVED BY     RECEIVABLE    APPRECIATION         FAIR
     COUNTER PARTY          AMOUNT  TERMINATION DATE    THE FUND    THE FUND(1)      (PAYABLE)  (DEPRECIATION)        VALUE
     Citibank, N.A.   $ 24,000,000    April 24, 2008        3.70%        3.0200%    $   (2,720)   $    211,047  $   208,327
     Citibank, N.A.     70,000,000  October 24, 2008        3.63%        3.0200%        (7,117)        998,221      991,104
                                                                                    ----------  --------------  -----------
                                                                                    $   (9,837)   $  1,209,268  $ 1,199,431

     (1) 30 day LIBOR (London Interbank Offered Rate)

9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclose against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

     Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended April 30, 2005, revenue received under the Agreement was $45,425.

     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. Prior to December 2004, the Fund invested in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), as approved by the Board. As of December 2004, the Fund changed its investment from the Cash Fund to the newly created Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. The Cash Fund and Prime Money each seek to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2005, management fees waived under this Arrangement with respect to the Cash Fund and Prime Money amounted to $125 and $260, respectively. For the six months ended April 30, 2005, income earned under this Arrangement with respect to the Cash Fund and Prime Money amounted to $2,104 and $7,591, respectively, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 CONCENTRATION OF RISK: Under normal market conditions, the Fund's equity investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural or technological developments affecting the United States real estate industry or a segment of the real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry. The Fund's debt investments will be concentrated in high-yield corporate debt securities rated, at the time of investment, Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corp, or if unrated by either of those entities, determined by Management to be of comparable quality. Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

13 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

                          YEAR ENDED                                      % OF AVERAGE
                          OCTOBER 31,                                 DAILY MANAGED ASSETS
     --------------------------------------------------------------------------------------------
                          2005 - 2008                                         0.25%
                             2009                                             0.19
                             2010                                             0.13
                             2011                                             0.07

     Management has not agreed to waive any portion of its fees beyond October 31, 2011.

     For the six months ended April 30, 2005, such waived fees amounted to $515,684.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended April 30, 2005, the impact of this arrangement was a reduction of expenses of $786.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2005, the impact of this arrangement was a reduction of expenses of $2,260.

     In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report.

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended April 30, 2005, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $108,094,731 and $112,670,012, respectively.

     During the six months ended April 30, 2005, brokerage commissions on securities transactions amounted to $10,865, of which Neuberger received $0, Lehman received $2,036, and other brokers received $8,829.

     NOTE D--CAPITAL:

     At April 30, 2005, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

                                                                          COMMON SHARES          COMMON SHARES
                                                                            OUTSTANDING     OWNED BY NEUBERGER
                                                                             17,723,648                  6,981

     Transactions in common shares for the six months ended April 30, 2005 and for the year ended October 31, 2004 were as follows:

                    COMMON SHARES ISSUED IN CONNECTION WITH:

                                                                        REINVESTMENT OF    NET INCREASE IN
                                                                          DIVIDENDS AND       COMMON SHARES
                                                                          DISTRIBUTIONS         OUTSTANDING
                                                                          2005     2004      2005      2004
                                                                            --       --        --        --

     NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                                                    INCOME FROM
                                    BALANCE OF           GROSS                   BALANCE OF                      INVESTMENTS IN
                                   SHARES HELD       PURCHASES          GROSS   SHARES HELD          VALUE   AFFILIATED ISSUERS
                                   OCTOBER 31,             AND       SALES AND    APRIL 30,      APRIL 30,          INCLUDED IN
     NAME OF ISSUER                       2004       ADDITIONS      REDUCTIONS         2005           2005         TOTAL INCOME
     Neuberger Berman
     Securities Lending Quality
     Fund, LLC**                    44,249,000   2,188,217,110   2,191,595,310   40,870,800   $ 40,870,800            $  24,795
     Neuberger Berman
     Institutional Cash Fund
     Trust Class***                    819,000       2,038,168       2,857,168            0              0                2,104
     Neuberger Berman
     Prime Money Fund
     Trust Class***                          0      10,652,433       8,378,619    2,273,814      2,273,814                7,591
                                                                                              ------------            ---------
     Total                                                                                    $ 43,144,614            $  34,490
                                                                                              ============            =========

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

     ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund receives as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

     *** The Cash Fund and Prime Money are also managed by Management and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

     NOTE F--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

                                     NEUBERGER BERMAN APRIL 30, 2005 (UNAUDITED)

FINANCIAL HIGHLIGHTS Income Opportunity Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.^^^

                                                                                                               PERIOD FROM
                                                                          SIX MONTHS ENDED     YEAR ENDED     JULY 2, 2003^
                                                                                 APRIL 30,    OCTOBER 31,    TO OCTOBER 31,
                                                                          ----------------    -----------    --------------
                                                                                      2005           2004              2003
                                                                               (UNAUDITED)
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                               $    16.69     $    14.72        $    14.33
                                                                                ----------     ----------        ----------

INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                                           .47           1.27@@             .25
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                                     (.21)          2.08@@             .59

COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                              (.09)          (.09)             (.01)
   NET CAPITAL GAINS                                                                    --           (.01)             (.00)
   TAX RETURN OF CAPITAL                                                                --             --              (.00)
                                                                                ----------     ----------        ----------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                                      (.09)          (.10)             (.01)
                                                                                ----------     ----------        ----------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                     .17           3.25               .83
                                                                                ----------     ----------        ----------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                             (1.12)         (1.11)             (.27)
   NET CAPITAL GAINS                                                                    --           (.17)             (.05)
   TAX RETURN OF CAPITAL                                                                --             --              (.00)
                                                                                ----------     ----------        ----------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                        (1.12)         (1.28)             (.32)
                                                                                ----------     ----------        ----------
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                               --             --              (.03)
ISSUANCE OF PREFERRED SHARES                                                            --           (.00)             (.09)
                                                                                ----------     ----------        ----------
TOTAL CAPITAL CHARGES                                                                   --           (.00)             (.12)
                                                                                ----------     ----------        ----------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                     $    15.74     $    16.69        $    14.72
                                                                                ----------     ----------        ----------
COMMON SHARE MARKET VALUE, END OF PERIOD                                        $    13.72     $    15.07        $    13.98
                                                                                ----------     ----------        ----------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                          +1.65%**      +23.67%            +5.11%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                             -1.87%**      +17.57%            -4.67%**

RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)       $    279.0     $    295.8        $    260.8
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000 PER SHARE LIQUIDATION
   PREFERENCE) (IN MILLIONS)                                                    $    125.5     $    125.5        $    125.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS#                                                               1.14%*         1 16%@@            .88%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS+++                                                             1.14%*         1.16%@@            .87%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED STOCK DIVIDENDS
   TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                            5.81%*         8 08%@@           5.24%*
RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS                                                  1.09%*          .62%              .17%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED STOCK DIVIDENDS
   TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                            4.72%*         7 46%@@           5.07%*
PORTFOLIO TURNOVER RATE                                                                 27%            74%               21%
ASSET COVERAGE PER SHARE OF PREFERRED STOCK, END OF PERIOD@                     $   80,585     $   83,933        $   76,957

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Income Opportunity Fund Inc.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Total return would have been lower if Management had not waived a portion of the investment management fee. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                                                                                                   PERIOD FROM
                                                                           SIX MONTHS ENDED     YEAR ENDED     JULY 2, 2003 TO
                                                                                  APRIL 30,    OCTOBER 31,         OCTOBER 31,
                                                                                       2005           2004                2003
                                                                                       1.50%          1.52%               1.16%

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

++ Expense ratios do not include the effect of dividend payments to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares.

@@ Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

            Net Investment Income                                                                                     .11
            Net Gains or Losses on Securities (both realized and unrealized)                                         (.11)
            Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders                          (.71%)
            Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders                            (.71%)
            Ratio of Net Investment Income (Loss) Excluding Preferred Stock Dividends to
            Average Net Assets Applicable to Common Shareholders                                                      .71%
            Ratio of Net Investment Income (Loss) Including Preferred Stock Dividends to
            Average Net Assets Applicable to Common Shareholders                                                      .71%

^^^ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

DIVIDEND REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the dividend payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1221

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on the Fund's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

REPORT OF VOTES OF SHAREHOLDERS

An annual meeting of shareholders of Neuberger Berman Income Opportunity Fund Inc. was held on March 8, 2005. Shareholders voted on the following matter: (1) To elect five Class III Directors (one of which is to be elected only by holders of the Fund's preferred stock) to serve until the annual meeting of stockholders in 2008, or until their successors are elected and qualified. Class I and II Directors continue to hold office until the annual meeting in 2006 and 2007, respectively.

Proposal 1 -- To elect five Class III Directors (one of which is to be elected only by holders of the Fund's preferred stock) to serve until the annual meeting of stockholders in 2008.

Common and Preferred Shares

                                                    VOTES         VOTES                        BROKER
                                  VOTES FOR        AGAINST      WITHHELD      ABSTENTIONS    NON-VOTES
Robert A. Kavesh               15,457,415.193         --       112,269.000         --            --
Edward I. O'Brien              15,446,958.193         --       122,726.000         --            --
William E. Rulon               15,433,988.193         --       135,696.000         --            --
Candace L. Straight            15,435,534.193         --       134,150.000         --            --

Preferred Shares

                                                    VOTES         VOTES                       BROKER
                                  VOTES FOR        AGAINST      WITHHELD      ABSTENTIONS    NON-VOTES
Howard A. Mileaf                  3,708.000           --          7.000            --            --

                   This page has been left blank intentionally

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SERVICES
877.461.1899

www.nb.com


[RECYCLED SYMBOL] E0035  06/05

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Income Opportunity Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to the Registrant's Form N-CSR filed on January 9, 2004. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent director as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Only required in the annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Only required in the annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Only required in the annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-21334 (filed January 9, 2004).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Opportunity Fund Inc.


By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: June 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: June 28, 2005



By: /s/ John McGovern
    -----------------
    John McGovern
    Treasurer and Principal Financial
    and Accounting Officer

Date: June 28, 2005